                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 1997

                            BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)

          MARYLAND                     1-9106              23-2413352
(State or other jurisdiction  (Commission file number)  (I.R.S. Employer
    of incorporation)                                   Identification Number)


            16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)

                                 (610) 325-5600
             (Registrant's telephone number, including area code)



                                Page 1 of 11 pages

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

I. BALA POINTE OFFICE CENTRE

    On December 5, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner and in which the Company owns, on the date of this Current Report of Form 8-K, an approximately 97.1% interest, acquired a two-story office property located in Bala Cynwyd, Montgomery County, Pennsylvania ("Bala Pointe Office Centre") containing approximately 173,079 net rentable square feet. Bala Pointe Office Centre was constructed in 1974. As of December 5, 1997, the Bala Pointe Office Centre was approximately 100% leased to 56 tenants. American Business Financial occupies more than 10% of the total net rentable area of the property.

    The purchase price for Bala Pointe Office Centre totaled $26.8 million. The Operating Partnership paid the purchase price and closing expenses using borrowings under its existing revolving credit facility.

    The seller of Bala Pointe Office Centre, TCW Realty Fund IV Pennsylvania Trust, is a party unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of the property on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's-length negotiation between the Company and the seller.

    The table set forth below shows certain information regarding rental rates and lease expirations for Bala Pointe Office Centre.

                          Scheduled Lease Expirations
                          (Bala Pointe Office Centre)

                                                       RENTABLE SQUARE   FINAL ANNUALIZED
           YEAR OF               NUMBER OF LEASES      FOOTAGE SUBJECT    BASE RENT UNDER       PERCENTAGE OF TOTAL
            LEASE                 EXPIRING WITHIN        TO EXPIRING      EXPIRING LEASES   FINAL ANNUALIZED BASE RENT
         EXPIRATION               THE YEAR AT(1)           LEASES               (2)            UNDER EXPIRING LEASES
-----------------------------  ---------------------  -----------------  -----------------  ---------------------------
1997.........................                2                2,175        $      52,949             1.4%
1998.........................               21               51,802              720,048            19.5%
1999.........................                5                6,357              101,349             2.7%
2000.........................                7                7,059              133,190             3.6%
2001.........................               15               46,842            1,173,262            31.8%
2002.........................               12               23,972              609,219            16.5%
2003.........................               14               34,872              903,507            24.5%
2004.........................               --                   --                   --              --
2005.........................               --                   --                   --              --
2006 and
  Thereafter.................               --                   --                   --              --
                                            --
                                                            -------      -----------------         -----
Total........................               76              173,079        $   3,693,524           100.0%
                                            --              -------      -----------------         -----
                                            --              -------      -----------------         -----



(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

II.  SCARBOROUGH PORTFOLIO

    On December 11, 1997, the Operating Partnership acquired a portfolio of 14 office/flex properties located in Gibbsboro, New Jersey (collectively, the "Scarborough Properties") containing approximately 562,455 net rentable square feet. As of December 11, 1997, the Scarborough Properties were approximately 83.1% leased to 44 tenants. Harbor Laundry, Inc., Microwarehouse, Inc., R.F. Power Products, Inc. and West Jersey Health each individually occupies more than 10% of the total net rentable area of the Scarborough Properties.

    The purchase price for Scarborough Properties totaled $37.1 million. The Operating Partnership paid $27.6 million of the purchase price and closing expenses in cash using borrowings under its existing revolving credit facility and $9.5 million of the acquisition price in the form of 389,976 units of limited partnership interest ("Units") in the Operating Partnership.

    The sellers of the Scarborough Properties consisted of various entities controlled by Messrs. Robert K. Scarborough, R. Randle Scarborough and M. Sean Scarborough, parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of the

Scarborough Properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's-length negotiation between the Company and the sellers.

    The table set forth below shows certain information regarding rental rates and lease expirations for the Scarborough Properties.


                          Scheduled Lease Expirations
                            (Scarborough Properties)

                                                       RENTABLE SQUARE   FINAL ANNUALIZED
           YEAR OF               NUMBER OF LEASES      FOOTAGE SUBJECT    BASE RENT UNDER       PERCENTAGE OF TOTAL
            LEASE                 EXPIRING WITHIN        TO EXPIRING      EXPIRING LEASES   FINAL ANNUALIZED BASE RENT
         EXPIRATION               THE YEAR AT(1)           LEASES               (2)            UNDER EXPIRING LEASES
-----------------------------  ---------------------  -----------------  -----------------  ---------------------------
1997.........................                1                3,492        $      46,789              0.9%
1998.........................               18               84,811            1,151,662             21.9%
1999.........................                9               31,093              488,675              9.3%
2000.........................               10              106,212            1,005,567             19.1%
2001.........................                4               44,372              768,006             14.6%
2002.........................                4              101,894            1,008,464             19.2%
2003.........................                2               10,104              102,216              1.9%
2004.........................               --                   --                   --               --
2005.........................               --                   --                   --               --
2006 and
  Thereafter.................                2               83,606              690,012             13.1%
                                            --
                                                            -------      -----------------          -----
Total........................               50              465,584        $   5,261,391            100.0%
                                            --              -------      -----------------          -----
                                            --              -------      -----------------          -----



(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

    An environmental assessment performed as part of the Company's due diligence has identified certain environmental contamination with respect to certain of the Scarborough Properties known as Paint Works Corporate Center ("Paint Works"). Volatile organic compounds, semi-volatile organic compounds and metals were detected in the groundwater, surface soils and sub-surface soils. These contaminants are believed to be associated with the use by prior owners and operators of the properties as a paint and varnish factory since the 1850's. The Paint Works has been the subject of investigation by the New Jersey Department of Environmental Protection ("NJDEP") since the mid-1970's. The NJDEP has issued two directives to the former owners and operators of the site, ordering them to investigate and remediate the contamination at the site. The NJDEP has also entered into two Administrative Consent Orders (the "ACO's") with Sherwin-Williams, the former owner and operator primarily responsible for the environmental contamination at the site, pursuant to which Sherwin-Williams has agreed to investigate and commence certain remediation. The NJDEP has provided written assurances to the Company that the NJDEP will not require the Company to investigate or remediate the site so long as Sherwin-Williams continues to work with the NJDEP. The Company has also been indemnified against Sherwin-Williams' failure to comply with the ACO's and from any migration of the aforesaid compounds onto the adjacent Scarborough Properties by PWCCW, a New Jersey general partnership, and Robert
K. Scarborough (collectively, "Scarborough"). In the event that Sherwin-Williams ceases to work with the NJDEP and Scarborough is unable to fulfill its obligations under its agreement with the Company, the company could be responsible for any costs associated with any remediation. Because the Company does not believe that the occurrence of both of these events is probable, no amounts have been accrued for any such potential liability. The Company is actively pursuing with various insurance companies additional blanket environmental insurance coverage for its entire portfolio, including the Scarborough Properties.

    As part of the acquisition of the Scarborough Properties, the Company has agreed to file a registration statement registering the resale of the Common Shares issuable upon redemption of the Units issued as part of the acquisition price, and has entered into certain tax indemnification agreements, copies of which are attached as Exhibits 10.13 through 10.15, providing for certain distributions by the Operating Partnership to its partners in accordance with their respective percentage interests, in the event certain of the Scarborough Properties are sold within four years.

   III.  FINANCIAL STATEMENTS

    Financial statements for the Bala Pointe Office Centre, the Scarborough Properties and the GMH Properties are included in this Current Report under
Item 7. After reasonable inquiry, the Company is not aware of any material factors relating to the above mentioned properties that would cause the reported financial information relating to such properties not to be necessarily indicative of future operating results.

ITEM 5. OTHER EVENTS

GMH PORTFOLIO

    As of the date of this filing, the Company has determined that it is probable that the Operating Partnership will acquire a portfolio of 23 office properties containing approximately 1,975,263 net rentable square feet (collectively, the "GMH Properties"). The properties are located throughout the Mid-Atlantic region of the United States as follows:

                                                             NET
                                                           RENTABLE         NUMBER OF
      PROPERTY NAME                  LOCATION            SQUARE FEET        PROPERTIES
-----------------------------  --------------------      -----------        ----------
Freedom Business Center         King of Prussia, PA         367,881              4
Trend Office Building           King of Prussia, PA          20,600              1
Newtown Commons                 Newtown, PA                 128,659              2
Devon West                      Devon, PA                    61,102              1
King's Mill                     Cincinnati, OH              156,175              1
Atlantic Federal Building       Towson, MD                  120,234              1
Linden Park                     Wilmington, DE              105,000              1
1105 Berkshire Boulevard        Reading, PA                  68,984              1
1150 Berkshire Boulevard        Reading, PA                  26,821              1
Park 80 West                    Saddlebrook, NJ             483,189              2
University Plaza                Newark, DE                  179,722              6
520 Virginia Drive              Fort Washington, PA          48,122              1
AmeriData Building (1)          Frederick, MD               208,774              1
                                                         -----------            --
Total                                                     1,975,263             23

(1) As part of the transaction to acquire the GMH Properties, the Company will purchase an office property in Frederick, MD which is currently under construction and is expected to contain approximately 208,774 net rentable square feet upon completion. This property acquisition is contingent upon commencement of a lease with AmeriData, which will occupy 100% of the rentable space upon completion of construction which is anticipated to occur in the first quarter of 1998.

    As of December 17, 1997, the GMH Properties were approximately 90.3% leased to 191 tenants, excluding the AmeriData Building discussed above. No tenant individually occupies more than 10% of the total net rentable area of the properties.

    The Company anticipates closing the purchase of the GMH Properties on or about January 5, 1998. The purchase price for the GMH Properties is anticipated to total approximately $231.5 million. The Operating Partnership expects to pay the purchase price and closing expenses using borrowings under a new, increased credit facility. As of the date of this Current Report on Form 8-K, the Company has made a total of $11.3 million of non-refundable deposits in connection with the acquisition of the GMH Properties. Reference if made to Item 5 for a discussion of the pending increase in the Company's credit facility.

    The sellers of the GMH Properties, University Plaza, L.P.; Park 80, L.L.C.; BOWPL Park, L.L.C.; Virginia Drive Associates, L.P.; Trend Associates; Linden Park Limited Partnership; The Berkshire Group; and WHDWA Real Estate Limited Partnership, are parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of the GMH Properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's-length negotiation between the Company and the sellers.

    The table set forth below shows certain information regarding rental rates and lease expirations for the GMH Properties.

                       Scheduled Lease Expirations
                            (GMH Properties)


 Year of        Number of Leases      Rentable Square       Final Annualized          Percentage of Total
  Lease         Expiring Within       Footage Subject        Base Rent under       Final Annualized Base Rent
Expiration      the Year at (1)      to Expiring Leases    Expiring Leases (2)        Under Expiring Leases
----------      ----------------     ------------------    -------------------     --------------------------

      1997             22                  27,114              $   423,933                     1.5%
      1998             52                 163,821                2,708,980                     9.6%
      1999             42                 251,730                4,100,214                    14.5%
      2000             21                 158,705                2,311,221                     8.2%
      2001             33                 321,856                5,827,290                    20.6%
      2002             34                 305,129                6,114,642                    21.6%
      2003              7                 122,621                2,403,342                     8.5%
      2004              3                  40,538                1,013,914                     3.6%
      2005              3                 194,261                3,045,307                    10.8%
  2006 and
Thereafter              2                  12,536                  319,024                     1.1%
                      ---               ---------              -----------                   ------

     Total            219               1,598,311              $28,267,867                   100.0%
                      ---               ---------              -----------                   ------
                      ---               ---------              -----------                   ------

------------------------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

    The pending GMH Portfolio acquisition represents a significant step in the Company's investment strategy to expand beyond the suburban Philadelphia office and industrial market into additional markets within the Mid-Atlantic region. The consummation of the purchase of the GMH Portfolio is subject to satisfaction of certain conditions and no assurance can be given that the Company will acquire the properties.

    After giving effect to the acquisition of the Bala Pointe Office Center, the Scarborough Properties, the GMH Properties and the several property acquisitions discussed below in Item 5, the Company's portfolio will consist of 122 office properties and 16 industrial properties that contain an aggregate of approximately 9.0 million net rentable square feet.

AMENDMENT TO PARTNERSHIP AGREEMENT

    The Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. (the "Operating Partnership") was amended and restated as of November 18, 1997. A copy of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Amended Partnership Agreement") is attached hereto as Exhibit 10.1.

    In connection with the execution and delivery of the Amended Partnership Agreement, the Company assigned to the Operating Partnership, as a capital contribution, its right to all income, gains, profits, losses and cash flow from the LibertyView Building located in Cherry Hill, New Jersey, an office building acquired by the Company on July 19, 1996. In exchange for the assignment, the Operating Partnership issued to the Company 101,388 units of general partnership interest in the Operating Partnership. As of the date hereof, the number of outstanding units of general and limited partnership interests of the Operating Partnership owned by the Company equals the number of Common Shares outstanding. A copy of the agreement effecting the LibertyView assignment is attached hereto as Exhibit 10.2. As a result of such assignment, the Company's economic interest in its properties derives solely from its interest in the Operating Partnership. As of the date hereof, and after giving effect to the Units issued in payment of a portion of the acquisition price for certain of the Scarborough Properties, the Company owns an approximately 97.1% interest in the Operating Partnership.

EXPANSION OF CREDIT FACILITY

    As part of its debt strategy, the Company is currently negotiating with its existing lead lender to increase its revolving credit facility (the "Credit Facility") from $150.0 million to $300.0 million and to convert the facility to an unsecured facility. The interest rate would be reduced by 37.5 to 60 basis points depending on the Company's degree of leverage. Upon attainment of an investment rating, the overall interest rate reduction would be between 60 to 75 basis points regardless of the degree of leverage. In addition, to facilitate consummation of certain property acquisitions, the Company is also negotiating with its existing lead lender the terms of a $100.0 million unsecured credit facility (the "Additional Credit Facility") that would bear interest at either 30-day LIBOR plus 150 basis points or prime plus 25 basis points. The Additional Credit Facility would have a 120-day term, subject to a 90-day extension. During the extended term, the interest rate would increase to 30-day LIBOR plus 175 basis points or the prime rate plus 50 basis points, and the lender would have the option to take collateral. There can be no assurance that the Company will be able to increase its Credit Facility, to convert its Credit Facility to an unsecured facility, to have the interest rate on the Credit Facility reduced or to obtain the Additional Credit Facility. Failure to obtain the Credit Facility and the Additional Credit Facility would adversely impact the Company's ability to complete the pending acquisition of the GMH Properties.

PROPERTY ACQUISITIONS

    On October 29, 1997, the Operating Partnership acquired an office property located in Cherry Hill, NJ ("5 Cherry Hill Executive Campus") for a purchase price of $1.3 million. The property contains approximately 65,223 net rentable square feet and was 13.6% leased upon acquisition.

    On October 31, 1997, the Operating Partnership acquired an office property located in Cherry Hill, NJ ("6 Cherry Hill Executive Campus") for a purchase price of $2.2 million. The property contains approximately 105,972 net rentable square feet and was unoccupied upon acquisition.

    On November 5, 1997, the Operating Partnership acquired an office property located in Fort Washington, PA which contains approximately 46,366 net rentable square feet ("220 Commerce Drive"). The property was 100% leased upon acquisition and was purchased for $5.3 million.

    On November 6, 1997, the Operating Partnership acquired two office properties in Horsham, PA which contain an aggregate of approximately 57,793 net rentable square feet ("Provident Place"). These properties were acquired for a purchase price of $6.3 million and were 100% leased upon acquisition.

    On November 25, 1997, the Operating Partnership acquired an office property in Valley Forge, PA (the "PECO Building") for a purchase price of $9.5 million which contains approximately 107,000 net rentable square feet. The property was purchased in a sale-leaseback transaction with PECO Energy who is the sole tenant occupying the entire property.

    5 Cherry Hill Executive Campus, 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place and the PECO Building were purchased from parties unaffiliated with the Company and the Operating Partnership and were funded through borrowings under the Company's revolving credit facility and existing cash reserves. The Company based its determination of the each of the respective purchase prices on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase prices were determined by arm's-length negotiation between the Company and the respective sellers.


Compensation Arrangements and Equity Awards

    At a meeting held on December 17, 1997, the Board of Trustees of the Company authorized certain equity awards to senior management of the Company and other Company employees.
The Board authorized the Company to award to the Chairman of the Board and the President and Chief Executive Officer "restricted" common shares of beneficial interest ("Common Shares") having an aggregate value of $4 million and $6 million, respectively, based on the market price of the Common Shares at the beginning of January, 1998, with the restrictions lapsing over a five year period, subject to earlier lapsing upon the occurrence of certain events, such as a change in control. The Board also authorized similar awards having an aggregate value of approximately $1.2 million to four other senior members of management.

    In addition, the Board authorized the award of ten-year options exercisable for an aggregate of 2,068,704 Common Shares, subject to varying vesting schedules (none of which exceeds five years), with exercise prices equal to the market price of a Common Share as of January 2, 1998 in respect of 554,034 of such options, a 10% premium over such market price in respect of 753,296 of such options and a 15% premium in respect of 761,374 of such options. These options were awarded to Company employees, including the Chairman of the Board and the President and Chief Executive Officer. The options awarded to the Chairman of the Board and the President and Chief Executive Officer have an aggregate combined value estimated at approximately $5.0 million based on a Black Scholes valuation methodology. Because the Company's current 1997 Long-Term Incentives Plan authorizes only 750,000 Common Shares for awards thereunder, certain of the options were awarded subject to receipt of shareholder approval at the next meeting of the Company's shareholders. In the event these options are not approved by shareholders, the options would convert into share appreciation rights that would be exercisable during the option term by the holder for a cash payment based on the spread, if any, between the exercise price contained in the option and the market price of a Common Share at the time of the exercise.

    In addition, the Board authorized the Company to enter into five-year employment agreements with the Chairman of the Board and the President and Chief Executive Officer at base salaries of $250,000 and $300,000, respectively. The employment agreements will include a provision for a payment equal to three times annual salary and bonus in the event the employment of the applicable executive is terminated under certain circumstances, such as following a change in control.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (C) Exhibits.

---------  ----------------------------------------------------------------------------------------------------------

     10.1  Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

     10.2  Agreement among the Company, the Operating Partnership and certain subsidiaries of the Company.

     10.3  Purchase and Sale Agreement and Joint Escrow Instructions (111-121 Presidential Boulevard).

     10.4  Agreement (500 Scarborough Drive).

     10.5  Agreement (1007 Laurel Oak Road).

     10.6  Agreement (1, 2, 4, 5, 7, 10 Foster Avenue, 6 East Clementon Drive and 5 United States Avenue).

     10.7  Agreement of Sale (55 United States Avenue).

     10.8  Agreement of Sale (50 East Clementon Drive).

     10.9  Agreement of Sale (501 Scarborough Drive).

    10.10  Agreement of Sale (20 East Clementon Drive).

    10.11  Registration Rights Agreement.

    10.12  First Amendment to Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

    10.13  Tax Indemnification Agreement (PWCC).

    10.14  Tax Indemnification Agreement (Laurel Oak).

    10.15  Tax Indemnification Agreement (English Creek).

     23.1  Consent of Independent Accountants

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BRANDYWINE REALTY TRUST

Date: December 17, 1997        By: /s/ Gerard H. Sweeney
      -----------------            -------------------------------------
                                   Gerard H. Sweeney,
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)


Date: December 17, 1997         By: /s/ Mark S. Kripke
      -----------------            -------------------------------------
                                   Mark S. Kripke,
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                            BRANDYWINE REALTY TRUST

                         INDEX TO FINANCIAL STATEMENTS


I. UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

-    Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1997........................  F-3

-    Pro Forma Condensed Consolidating Statement of Operations for the Year Ended December 31, 1996..  F-4

-    Pro Forma Condensed Consolidating Statement of Operations for the Nine Months Ended
        September 30, 1997...........................................................................  F-5

-    Notes and Management's Assumptions to Unaudited Pro Forma Condensed Consolidating Financial
        Information..................................................................................  F-6

II.  BALA POINTE OFFICE CENTRE

-    Report of Independent Public Accountants........................................................ F-13

-    Statements of Revenue and Certain Expenses for the Year Ended December 15,  1996 (audited)
         and for the Nine Month Period Ended September 15, 1997 (unaudited).......................... F-14

-    Notes to Statements of Revenue and Certain Expenses............................................. F-15

III. SCARBOROUGH PROPERTIES

-    Report of Independent Public Accountants........................................................ F-17

-    Statements of Revenue and Certain Expenses for the Year Ended December 31, 1996 (audited)
         and for the Nine Month Period Ended September 30, 1997 (unaudited).......................... F-18

-    Notes to Statements of Revenue and Certain Expenses............................................. F-19

IV.  GMH PROPERTIES

-    Report of Independent Public Accountants........................................................ F-21

-    Statements of Revenue and Certain Expenses for the Year Ended September 30, 1997 (audited)...... F-22

-    Notes to Statements of Revenue and Certain Expenses............................................. F-23


                            BRANDYWINE REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of September 30, 1997 and the pro forma condensed consolidating statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

    The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on September 30, 1997 for balance sheet purposes, and at the beginning of the period presented for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company acquired its partnership interests in Brandywine Operating Partnership, L.P. (the "Operating Partnership").

- The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

- The Company issued 636,363 Common Shares at $16.50 per share to a voting trust established for the benefit of the Pennsylvania State Employees Retirement System ("SERS"), in exchange for $10.5 million (the "SERS Offering") and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. (the "Morgan Stanley Offering") and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

- The Operating Partnership repaid $49,805,000 of mortgage indebtedness and $764,000 of loans made by Safeguard Scientifics, Inc. and paid a $500,000 prepayment penalty with a portion of the proceeds of the 1996 Offering, the SERS Offering and the Morgan Stanley Offering.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering").

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Operating Partnership repaid $160,775,000 of indebtedness under the Company's revolving credit facility using proceeds from the July 1997 Offering.

- The Company issued 786,840 Common Shares at $22.31 per share (the
  "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Operating Partnership in exchange for 786,840 GP Units.

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                    AS OF SEPTEMBER 30, 1997 (Notes 1 and 2)

                                  (Unaudited)
                                 (In thousands)


                                       BRANDYWINE
                                      REALTY TRUST
                                       HISTORICAL    OTHER RECENT   BALA POINTE
                                      CONSOLIDATED   ACQUISITIONS   OFFICE CENTRE  SCARBOROUGH    GMH PROPERTIES     PRO FORMA
                                           (A)            (B)            (C)       PROPERTIES(D)   PROPERTIES(E)    CONSOLIDATED
                                    ---------------  -----------  -------------  ---------------  --------------    -------------

ASSETS:
Real estate investments, net......     $ 462,772      $  35,326     $  27,153       $  37,197         $ 233,115      $ 795,563
Cash and cash equivalents.........        19,965         --            --              --                --             19,965
Escrowed cash.....................           348         --            --              --                --                348
Accounts receivable...............         2,465         --            --              --                --              2,465
Due from affiliates...............        --             --            --              --                --             --
Investment in management company..           318         --            --              --                --                318
Deferred costs and other assets...         8,470         --            --              --                --              8,470
                                    ---------------  -----------  -------------       -------          --------      ---------
    Total assets..................       494,338         35,326        27,153          37,197           233,115        827,129
                                    ---------------  -----------  -------------       -------          --------      ---------
                                    ---------------  -----------  -------------       -------          --------      ---------
LIABILITIES:
Mortgage notes payable............        47,984         --            --              --                --             47,984
Notes payable, Credit Facility....        14,000         35,326        27,153          27,689           233,115        337,283
Accrued interest..................           303         --            --              --                --                303
Accounts payable and accrued
  expenses........................         4,128         --            --              --                --              4,128
Distributions payable.............         8,338         --            --              --                --              8,338
Tenant security deposits and
  deferred rents..................         3,960         --            --              --                --              3,960
Tenant security deposits and
  deferred rents..................           387         --            --              --                --                387
                                    ---------------  -----------  -------------       -------          --------      ---------
    Total liabilities.............        79,100         35,326        27,153          27,689           233,115        402,383
                                    ---------------  -----------  -------------       -------          --------      ---------
MINORITY INTEREST.................         4,894         --            --               9,508            --             14,402
                                    ---------------  -----------  -------------       -------          --------      ---------
BENEFICIARIES' EQUITY:
Common shares of beneficial
  interest........................           234         --            --              --                --                234
Additional paid-in capital........       428,787         --            --              --                --            428,787
Share warrants....................           962         --            --              --                --                962
Cumulative earnings...............         5,209         --            --              --                --              5,209
Cumulative distributions..........       (24,848)        --            --              --                --            (24,848)
                                    ---------------  -----------  -------------       -------          --------      ---------
    Total beneficiaries' equity...       410,344         --            --              --                --            410,344
                                    ---------------  -----------  -------------       -------          --------      ---------
    Total liabilities and
      beneficiaries' equity.......     $ 494,338      $  35,326     $  27,153       $  37,197         $ 233,115      $ 827,129
                                    ---------------  -----------  -------------       -------          --------      ---------
                                    ---------------  -----------  -------------       -------          --------      ---------

                    BRANDYWINE REALTY TRUST

      PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 1996 (Notes 1 and 3)

                            (Unaudited)
          (In thousands, except share and per share amounts)

                          BRANDYWINE                                                      1997 EVENTS
                            REALTY                                    ---------------------------------------------------
                            TRUST                                         1997             1997               TOTAL
                          HISTORICAL           1996                      OTHER            RECENT            PRO FORMA
                       CONSOLIDATED (A)     EVENTS (B)    SUBTOTAL     EVENTS (C)    ACQUISITIONS (E)      CONSOLIDATED
                     --------------------  ------------  -----------  ------------  -------------------  ----------------
REVENUE:
  Base rents.........    $      8,462       $   12,646    $  21,108    $   43,946        $  31,449     $   96,503
  Tenant
    reimbursements...           1,372            2,838        4,210         7,319            2,435         13,964
  Other..............             196              100          296           592               91            979
                           ----------      ------------  -----------  ------------        --------        -------
    Total Revenue....          10,030           15,584       25,614        51,857           33,975        111,446
                           ----------      ------------  -----------  ------------        --------        -------
OPERATING EXPENSES:
  Interest...........           2,751              513        3,264         5,389           21,591         30,244
  Depreciation and
    amortization.....           2,836            4,687        7,523        11,006            9,519         28,048
  Property expenses..           3,709            6,830       10,539        21,242           14,947         46,728
  General and
    administrative...             825              148          973        --               --                973
                           ----------      ------------  -----------  ------------        --------        -------
    Total operating
      expenses.......          10,121           12,178       22,299        37,637           46,057        105,993
                           ----------      ------------  -----------  ------------        --------        -------
Income (loss) before
  minority interest and
  equity in income (loss)
  of management
  company............             (91)           3,406        3,315        14,220          (12,082)         5,453
Equity in income
  (loss) of
  management
  company............             (26)              66           40           461              733          1,234
                           ----------      ------------  -----------  ------------        --------        -------
Income (loss)
  before minority
  interest...........            (117)           3,472        3,355        14,681          (11,349)         6,687

Minority interest
  in (income) loss...             (45)            (429)        (474)           22              280           (172)
                           ----------      ------------  -----------  ------------        --------        -------
Net income (loss)....            (162)           3,043        2,881        14,703          (11,069)         6,515

(Income) loss
  allocated to
  Preferred
  Shares.............            (401)          (1,847)      (2,248)       --               --             (2,248)
                           ----------      ------------  -----------  ------------        --------        -------
Income (loss)
  allocated to
  Common Shares......    $       (563)      $    1,196    $     633     $   14,703)       $(11,069)    $    4,267
                           ----------      ------------  -----------  ------------        --------        -------
                           ----------      ------------  -----------  ------------        --------        -------
Earnings (loss) per
  Common Share.......    $      (0.43)                                                                 $     0.20
                           ----------                                                                     -------
                           ----------                                                                     -------
Weighted average
  number of shares
  outstanding
  including share
  equivalents........       1,302,648                                                                  21,578,246
                           ----------                                                                ------------
                           ----------                                                                ------------

                                     F-4


                          BRANDYWINE REALTY TRUST

         PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (Notes 1 and 3)

                                (Unaudited)
              (In thousands, except share and per share amounts)

                                                                          1997 EVENTS
                                                          -----------------------------------------------
                                         BRANDYWINE
                                           REALTY
                                           TRUST              1997          RECENT            TOTAL
                                         HISTORICAL          OTHER       ACQUISITIONS       PRO FORMA
                                      CONSOLIDATED (A)     EVENTS (D)         (E)          CONSOLIDATED
                                    --------------------  ------------  ---------------  ----------------
REVENUE:
  Base rents......................      $     32,290       $   20,264      $  25,864        $   78,418
  Tenant reimbursements...........             5,731            3,371          1,901            11,003
  Other...........................               818              227            175             1,220
                                        ------------       -----------     ---------        ----------
      Total Revenue...............            38,839           23,862         27,940            90,641
                                        ------------       -----------     ---------        ----------

OPERATING EXPENSES:
  Interest........................             4,899            1,506         16,149            22,554
  Depreciation and amortization...            10,051            5,058          7,120            22,229
  Property operating expenses.....            14,805            9,129         11,256            35,190
  Other expenses..................               705           --             --                   705
                                        ------------       -----------     ---------        ----------
      Total operating expenses....            30,460           15,693         34,525            80,678
                                        ------------       -----------     ---------        ----------
Income (loss) before equity income
  of management company and
  minority interest...............             8,379            8,169         (6,585)            9,963
Equity in income (loss) of
  management company..............               332              250            420             1,002
                                        ------------       -----------     ---------        ----------
Income (loss) before minority
  interest........................             8,711            8,419         (6,165)           10,965
Minority interest in (income)
  loss............................              (256)            (109)            41              (324)
                                        ------------       -----------     ---------        ----------
Net income (loss).................             8,455            8,310         (6,124)           10,641
(Income) loss allocated to
  Preferred Shares................              (499)          --             --                  (499)

                                        ------------       -----------     ---------        ----------
Income (loss) allocated to Common
  Shares..........................      $      7,956        $   8,310     $   (6,124)        $  10,142
                                        ------------       -----------     ---------        ----------
                                        ------------       -----------     ---------        ----------

Earnings (loss) per Common
  Share...........................      $       0.90                                        $     0.43
                                        ------------       -----------     ---------        ----------
                                        ------------       -----------     ---------        ----------

Weighted average number of shares
  outstanding including share
  equivalents.....................         8,809,379                                        23,382,756
                                        ------------                                        ----------
                                        ------------                                        ----------

                            BRANDYWINE REALTY TRUST
                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1. BASIS OF PRESENTATION:

    Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of December 17, 1997, the Company owned 117 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of December 17, 1997, the Company held a 97.1% interest in the Operating Partnership.

    These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the nine properties (the "SERS Properties") acquired in November 1996 from SERS and its subsidiaries, Delaware Corporate Center I, 700/800 Business Center Drive, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties and the GMH Properties. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the SERS Offering, the Morgan Stanley Offering, the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the acquisitions of the SSI/ TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties (consisting of the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive and 8000 Lincoln Drive), the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties and the GMH Properties by the Company have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

    (A) Reflects the Company's historical consolidated balance sheet as of September 30, 1997.

    (B) Reflects the Company's acquisiton of several property acquisitions as follows:

PROPERTY                                                                  PURCHASE PRICE   CLOSING COSTS     TOTAL
------------------------------------------------------------------------  --------------  ---------------  ---------
Atrium I................................................................    $   10,250       $      45     $  10,295
5 & 6 Cherry Hill Executive Campus......................................         3,484              20         3,504
220 Commerce Drive......................................................         5,300             129         5,429
Provident Place.........................................................         6,300             152         6,452
PECO Building...........................................................         9,500             146         9,646
                                                                               -------           -----     ---------
    Total...............................................................    $   34,834       $     492     $  35,326
                                                                               -------           -----     ---------
                                                                               -------           -----     ---------

                                     F-6

    (C) Reflects the Company's acquisition of Bala Pointe Office Centre as follows:

Purchase Price.....................................................  $  26,750
Closing Costs......................................................        403
                                                                     ---------
                                                                     $  27,153
                                                                     ---------
                                                                     ---------

    (D) Reflects the Company's acquisition of the Scarborough Properties as follows:

Purchase Price.....................................................  $  37,075
Closing Costs......................................................        122
                                                                     ---------
                                                                     $  37,197
                                                                     ---------
                                                                     ---------

    The Company funded the acquisition of the Scarborough Properties using borrowings under its revolving credit facility totaling $27,689 and issued Operating Partnership units valued at $9,508.

    (E) Reflects the Company's acquisition of the GMH Properties as follows:

Purchase Price....................................................  $ 231,450
Closing Costs.....................................................      1,665
                                                                    ---------
                                                                    $ 233,115
                                                                    ---------
                                                                    ---------

3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS:

    (A) Reflects the historical consolidated operations of the Company.

    (B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering adjustments. The table below reflects the adjustments:

                                                                                                                         1996
                                             SSI/TNC                                       700/800                     PRO FORMA
                                       PROPERTIES AND                      DELAWARE       BUSINESS        8000          & OTHER
                                         LIBERTYVIEW          SERS         CORPORATE       CENTER        LINCOLN       OFFERING
                                            BUILDING       PROPERTIES       CENTER          DRIVE         DRIVE       ADJUSTMENTS
                                       -----------------  -------------  -------------  -------------  -----------  ---------------

Revenue:
  Base rents.........................      $   5,714        $   4,008      $   2,036      $     651     $     237      $  --
  Tenant reimbursements..............          2,511              249         --                 76             2         --
  Other..............................            100           --             --             --            --             --
                                             -------           ------         ------          -----         -----        -------
  Total revenue......................          8,325            4,257          2,036            727           239         --
Operating Expenses:
  Interest...........................          3,783              194         --             --            --             (3,464)
  Depreciation and amortization......          2,819              818            374            212            89            375
  Property expenses..................          2,831            2,217            552            270           231            729
  General and administrative.........            715           --             --             --            --               (567)
                                             -------           ------         ------          -----         -----        -------
    Total operating expenses.........         10,148            3,229            926            482           320         (2,927)
Income (loss) before management
  company and minority interest......         (1,823)           1,028          1,110            245           (81)         2,927
Equity in income (loss) of management
  company............................             75           --             --             --            --                 (9)
                                             -------           ------         ------          -----         -----        -------
Income (loss) before minority
  interest...........................         (1,748)           1,028          1,110            245           (81)         2,918
Minority interest in (income) loss...            513           --             --             --            --               (942)
                                             -------           ------         ------          -----         -----        -------
Net income (loss)....................         (1,235)           1,028          1,110            245           (81)         1,976
Income allocated to Preferred
  Shares.............................         --               --             --             --            --             (1,847)
                                             -------           ------         ------          -----         -----        -------
Income (loss) allocated to Common
  Shares.............................      $  (1,235)       $   1,028      $   1,110      $     245     $     (81)     $     129
                                             -------           ------         ------          -----         -----        -------


                                           TOTAL
                                         PRO FORMA
                                           1996
                                          EVENTS
                                       -------------
Revenue:
  Base rents.........................    $  12,646
  Tenant reimbursements..............        2,838
  Other..............................          100
                                       -------------
  Total revenue......................       15,584
Operating Expenses:
  Interest...........................          513
  Depreciation and amortization......        4,687
  Property expenses..................        6,830
  General and administrative.........          148
                                       -------------
    Total operating expenses.........       12,178
Income (loss) before management
  company and minority interest......        3,406
Equity in income (loss) of management
  company............................           66
                                       -------------
Income (loss) before minority
  interest...........................        3,472
Minority interest in (income) loss...         (429)
                                       -------------
Net income (loss)....................        3,043
Income allocated to Preferred
  Shares.............................       (1,847)
                                       -------------
Income (loss) allocated to Common
  Shares.............................    $   1,196
                                       -------------

                                     F-7

    (C) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place and the PECO Building for the year ended December 31, 1996 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering and the September 1997 Offering for the year ended December 31, 1996. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1996 through the earlier of the respective acquisition dates or December 31, 1996. Operating results from those dates forward are included in the historical results of the Company.

                                                            COLUMBIA      MAIN STREET       1336                     GREENTREE
                                                           ACQUISITION    ACQUISITION    ENTERPRISE       KINGS      EXECUTIVE
                                                           PROPERTIES     PROPERTIES        DRIVE         MANOR       CAMPUS
                                                          -------------  -------------  -------------  -----------  -----------

Revenue:
  Base rents............................................    $   5,146      $   3,141      $     437     $     411    $   1,862
  Tenant reimbursements.................................          359            347             75           107          175
  Other.................................................          376         --             --            --           --
                                                               ------    -------------        -----         -----   -----------
    Total revenue.......................................        5,881          3,488            512           518        2,037
                                                               ------    -------------        -----         -----   -----------
                                                               ------    -------------        -----         -----   -----------
Operating Expenses:
  Interest (i)..........................................        1,680         --             --            --              841
  Depreciation and amortization (ii)....................        1,007            629            117           114          359
  Property expenses.....................................        1,979          2,194            107           170        1,018
  General and administrative............................       --             --             --            --           --
                                                               ------    -------------        -----         -----   -----------
    Total operating expenses............................        4,666          2,823            224           284        2,218
                                                               ------    -------------        -----         -----   -----------
                                                               ------    -------------        -----         -----   -----------
Income (loss) before equity in income of management
  company and minority interest.........................        1,215            665            288           234         (181)
Equity in income (loss) of management company (iii).....       --             --             --            --           --
                                                               ------    -------------        -----         -----   -----------
Income (loss) before minority interest..................        1,215            665            288           234         (181)
Minority interest in (income) loss......................          (36)           (20)            (8)           (7)           5
                                                               ------    -------------        -----         -----   -----------
Net income..............................................    $   1,179      $     645      $     280     $     227    $    (176)
                                                               ------    -------------        -----         -----   -----------
                                                               ------    -------------        -----         -----   -----------

                                                            FIVE
                                                            EVES
                                                            DRIVE
                                                          ---------
Revenue:
  Base rents............................................  $     348
  Tenant reimbursements.................................         39
  Other.................................................          1
                                                          ---------
    Total revenue.......................................        388
                                                          ---------
                                                          ---------
Operating Expenses:
  Interest (i)..........................................        254
  Depreciation and amortization (ii)....................        108
  Property expenses.....................................        151
  General and administrative............................     --
                                                          ---------
    Total operating expenses............................        513
                                                          ---------
                                                          ---------
Income (loss) before equity in income of management
  company and minority interest.........................       (125)
Equity in income (loss) of management company (iii).....     --
                                                          ---------
Income (loss) before minority interest..................       (125)
Minority interest in (income) loss......................          4
                                                          ---------
Net income..............................................  $    (121)
                                                          ---------
                                                          ---------

                                                                                        748 & 855       1974         MARCH
                                                               TA           EMMES      SPRINGDALE      SPROUL        1997
                                                           PROPERTIES    PROPERTIES       DRIVE         ROAD       OFFERING
                                                          -------------  -----------  -------------  -----------  -----------

Revenue:
  Base rents............................................    $   5,102     $   6,214     $     940     $     774    $  --
  Tenant reimbursements.................................          735         2,681        --               118       --
  Other.................................................            9            10        --            --           --
                                                               ------    -----------        -----         -----   -----------
    Total revenue.......................................        5,846         8,905           940           892       --
                                                               ------    -----------        -----         -----   -----------
Operating Expenses:
  Interest (i)..........................................        3,168         4,987           400        --             (525)
  Depreciation and amortization (ii)....................        1,352         2,128           171           134       --
  Property expenses.....................................        1,962         3,482           250           492       --
  General and administrative............................       --            --            --            --           --
                                                               ------    -----------        -----         -----   -----------
    Total operating expenses............................        6,482        10,597           821           626         (525)
                                                               ------    -----------        -----         -----   -----------
Income (loss) before equity in income of management
  company and minority interest.........................         (636)       (1,692)          119           266          525
Equity in income (loss) of management company (iii).....          105            65            23            22       --
                                                               ------    -----------        -----         -----   -----------
Income (loss) before minority interest..................         (531)       (1,627)          142           288          525
Minority interest in (income) loss......................           16            48            (4)           (8)         342
                                                               ------    -----------        -----         -----   -----------
Net income..............................................    $    (515)    $  (1,579)    $     138     $     280    $     867
                                                               ------    -----------        -----         -----   -----------
                                                               ------    -----------        -----         -----   -----------

                                                             JULY
                                                             1997
                                                           OFFERING
                                                          -----------
Revenue:
  Base rents............................................   $  --
  Tenant reimbursements.................................      --
  Other.................................................      --
                                                          -----------
    Total revenue.......................................      --
                                                          -----------
Operating Expenses:
  Interest (i)..........................................     (12,058)
  Depreciation and amortization (ii)....................      --
  Property expenses.....................................      --
  General and administrative............................      --
                                                          -----------
    Total operating expenses............................     (12,058)
                                                          -----------
Income (loss) before equity in income of management
  company and minority interest.........................      12,058
Equity in income (loss) of management company (iii).....      --
                                                          -----------
Income (loss) before minority interest..................      12,058
Minority interest in (income) loss......................        (293)
                                                          -----------
Net income..............................................   $  11,765
                                                          -----------
                                                          -----------

                                                                                  500/501
                                                                                  OFFICE     CHRISTIANA   METROPOLITAN
                                                 BERWYN PARK     GREEN HILLS      CENTER      CORPORATE    INDUSTRIAL
                                                 PROPERTIES    PROPERTIES (IV)     DRIVE       CENTER        CENTER       ATRIUM 1
                                                -------------  ---------------  -----------  -----------  -------------  -----------

Revenue:
  Base rents..................................    $   3,815       $   7,700      $   1,754    $     768     $   1,811     $   1,226
  Tenant reimbursements.......................          720          --              1,358           61           406            33
  Other.......................................          108          --                 43            2             9            26
                                                     ------          ------     -----------  -----------       ------    -----------
    Total revenue.............................        4,643           7,700          3,155          831         2,226         1,285
                                                     ------          ------     -----------  -----------       ------    -----------
Operating Expenses:
  Interest (i)................................       --               1,200          1,125          430         1,238           772
  Depreciation and amortization (ii)..........        1,205           1,294            547          183           528           329
  Property expenses...........................        1,991           3,419          1,561          337           678           755
  General and administrative..................       --              --             --           --            --            --
                                                     ------          ------     -----------  -----------       ------    -----------
    Total operating expenses..................        3,196           5,913          3,233          950         2,444         1,856
                                                     ------          ------     -----------  -----------       ------    -----------
Income (loss) before equity in income of
  management company and minority interest....        1,447           1,787            (78)        (119)         (218)         (571)
Equity in income (loss) of management company
  (iii).......................................          166            (115)            76            5            53            31
Income (loss) before minority interest........        1,613           1,672             (2)        (114)         (165)         (540)
Minority interest in (income) loss............          (47)            (49)        --                3             5            16
                                                     ------          ------     -----------  -----------       ------    -----------
Net income....................................    $   1,566       $   1,623      $      (2)   $    (111)    $    (160)    $    (524)
                                                     ------          ------     -----------  -----------       ------    -----------
                                                     ------          ------     -----------  -----------       ------    -----------

                                                                        5 & 6
                                                                     CHERRY HILL        220
                                                      SEPTEMBER       EXECUTIVE      COMMERCE      PROVIDENT       PECO
                                                    1997 OFFERING      CAMPUS          DRIVE         PLACE     BUILDING (V)
                                                   ---------------  -------------  -------------  -----------  -------------

Revenue:
  Base rents.....................................     $  --           $     152      $     572     $     756     $   1,017
  Tenant reimbursements..........................        --              --             --               105        --
  Other..........................................        --              --             --                 8        --
                                                          -----           -----          -----    -----------       ------
    Total revenue................................        --                 152            572           869         1,017
                                                          -----           -----          -----    -----------       ------
Operating Expenses:
  Interest (i)...................................        --                 263            407           484           723
  Depreciation and amortization (ii).............        --                 112            174           206           309
  Property expenses..............................        --                 169            194           333        --
  General and administrative.....................        --              --             --            --            --
                                                          -----           -----          -----    -----------       ------
    Total operating expenses.....................        --                 544            775         1,023         1,032
                                                          -----           -----          -----    -----------       ------
Income (loss) before equity in income of
  management company and minority interest.......        --                (392)          (203)         (154)          (15)
Equity in income (loss) of management company
  (iii)..........................................        --              --                 12            18        --
Income (loss) before minority interest...........        --                (392)          (191)         (136)          (15)
Minority interest in (income) loss...............            33              12              6             4        --
                                                          -----           -----          -----    -----------       ------
Net income.......................................     $      33       $    (380)     $    (185)    $    (132)    $     (15)
                                                          -----           -----          -----    -----------       ------
                                                          -----           -----          -----    -----------       ------

                                                     TOTAL
                                                     OTHER
                                                     1997
                                                    EVENTS
                                                   ---------
Revenue:
  Base rents.....................................  $  43,946
  Tenant reimbursements..........................      7,319
  Other..........................................        592
                                                   ---------
    Total revenue................................     51,857
                                                   ---------
Operating Expenses:
  Interest (i)...................................      5,389
  Depreciation and amortization (ii).............     11,006
  Property expenses..............................     21,242
  General and administrative.....................     --
                                                   ---------
    Total operating expenses.....................     37,637
                                                   ---------
Income (loss) before equity in income of
  management company and minority interest.......     14,220
Equity in income (loss) of management company
  (iii)..........................................        461
Income (loss) before minority interest...........     14,681
Minority interest in (income) loss...............         22
                                                   ---------
Net income.......................................  $  14,703
                                                   ---------
                                                   ---------

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses of the Green Hill Properties exclude $666,000 from historical amounts. Such amount represents expected salary savings.

(v) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.


    (D) Reflects the pro forma adjustments relating to the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves

Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place and the PECO Building for the nine months ended September 30, 1997 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering and the September 1997 Offering for the nine months ended September 30, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition date or September 30, 1997.

                                                       COLUMBIA       MAIN STREET         1336                           GREENTREE
                                                      ACQUISITION     ACQUISITION      ENTERPRISE                        EXECUTIVE
                                                      PROPERTIES      PROPERTIES          DRIVE         KINGS MANOR       CAMPUS
                                                     -------------  ---------------  ---------------  ---------------  -------------

Revenue:
  Base rents.......................................    $     338       $     542        $      78        $     105       $     602
  Tenant reimbursements............................           24              60               13               27              17
  Other............................................           25          --               --               --              --
                                                           -----           -----              ---            -----           -----
    Total revenue..................................          387             602               91              132             619
                                                           -----           -----              ---            -----           -----
Operating Expenses:
  Interest (i).....................................          110          --               --               --                 249
  Depreciation and amortization (ii)...............           66             109               21               29             106
  Property expenses................................          130             379               19               43             272
  General and administrative.......................       --              --               --               --              --
                                                           -----           -----              ---            -----           -----
    Total operating expenses.......................          306             488               40               72             627
                                                           -----           -----              ---            -----           -----
Income (loss) before equity in income of management
  company and minority interest....................           81             114               51               60              (8)
Equity in income (loss) of management company
  (iii)............................................       --              --               --               --              --
                                                           -----           -----              ---            -----           -----
Income (loss) before minority interest.............           81             114               51               60              (8)
Minority interest in (income) loss.................           (2)             (3)              (1)              (2)         --
                                                           -----           -----              ---            -----           -----
Net income.........................................    $      79       $     111        $      50        $      58       $      (8)
                                                           -----           -----              ---            -----           -----
                                                           -----           -----              ---            -----           -----

                                                        FIVE
                                                        EVES
                                                        DRIVE
                                                        -----
Revenue:
  Base rents.......................................   $     103
  Tenant reimbursements............................          12
  Other............................................      --
                                                          -----
    Total revenue..................................         115
                                                          -----
Operating Expenses:
  Interest (i).....................................          75
  Depreciation and amortization (ii)...............          32
  Property expenses................................          45
  General and administrative.......................      --
                                                          -----
    Total operating expenses.......................         152
                                                          -----
Income (loss) before equity in income of management
  company and minority interest....................         (37)
Equity in income (loss) of management company
  (iii)............................................      --
                                                          -----
Income (loss) before minority interest.............         (37)
Minority interest in (income) loss.................           1
                                                          -----
Net income.........................................   $     (36)
                                                          -----
                                                          -----

                                                                                748 & 855
                                                                    EMMES      SPRINGDALE      1974 SPROUL      MARCH 1997
                                                 TA PROPERTIES   PROPERTIES       DRIVE           ROAD           OFFERING
                                                ---------------  -----------  -------------  ---------------  ---------------

Revenue:
  Base rents..................................     $   2,053      $   2,570     $     414       $     354        $  --
  Tenant reimbursements.......................           299          1,130        --                  54           --
  Other.......................................             6              2        --              --               --
                                                      ------     -----------        -----           -----              ---
    Total revenue.............................         2,358          3,702           414             408           --
                                                      ------     -----------        -----           -----              ---
Operating Expenses:
  Interest (i)................................         1,241          2,049           171          --                  (91)
  Depreciation and amortization (ii)..........           530            875            73              61           --
  Property expenses...........................           698          1,332            99             225           --
  General and administrative..................        --             --            --              --               --
                                                      ------     -----------        -----           -----              ---
    Total operating expenses..................         2,469          4,256           343             286              (91)
                                                      ------     -----------        -----           -----              ---
Income (loss) before equity in income of
  management company and minority interest....          (111)          (554)           71             122               91
Equity in income (loss) of management company
  (iii).......................................            41             27            10              10           --
                                                      ------     -----------        -----           -----              ---
Income (loss) before minority interest........           (70)          (527)           81             132               91
Minority interest in (income) loss............             2             15            (2)             (4)             (52)
                                                      ------     -----------        -----           -----              ---
Net income....................................     $     (68)     $    (512)    $      79       $     128        $      39
                                                      ------     -----------        -----           -----              ---
                                                      ------     -----------        -----           -----              ---


                                                 JULY 1997
                                                 OFFERING
                                                -----------
Revenue:
  Base rents..................................   $  --
  Tenant reimbursements.......................      --
  Other.......................................      --
                                                -----------
    Total revenue.............................      --
                                                -----------
Operating Expenses:
  Interest (i)................................      (6,904)
  Depreciation and amortization (ii)..........      --
  Property expenses...........................      --
  General and administrative..................      --
                                                -----------
    Total operating expenses..................      (6,904)
                                                -----------
Income (loss) before equity in income of
  management company and minority interest....       6,904
Equity in income (loss) of management company
  (iii).......................................      --
                                                -----------
Income (loss) before minority interest........       6,904
Minority interest in (income) loss............         (42)
                                                -----------
Net income....................................   $   6,862
                                                -----------
                                                -----------

                                                                                  500/501
                                                                                  OFFICE      CHRISTIANA    METROPOLITAN
                                                 BERWYN PARK     GREEN HILLS      CENTER       CORPORATE     INDUSTRIAL
                                                 PROPERTIES    PROPERTIES (IV)     DRIVE        CENTER         CENTER
                                                -------------  ---------------  -----------  -------------  -------------

Revenue:
  Base rents..................................    $   2,492       $   4,567      $   1,106     $     615      $   1,395
  Tenant reimbursements.......................          376          --                919            22            306
  Other.......................................           36          --                 48            45             33
                                                     ------          ------     -----------        -----         ------
    Total revenue.............................        2,904           4,567          2,073           682          1,734
                                                     ------          ------     -----------        -----         ------
Operating Expenses:
  Interest (i)................................       --                 690            700           309            926
  Depreciation and amortization (ii)..........          700             745            340           131            395
  Property expenses...........................        1,073           2,059            971           218            472
  General and administrative..................       --              --             --            --             --
                                                     ------          ------     -----------        -----         ------
    Total operating expenses..................        1,773           3,494          2,011           658          1,793
                                                     ------          ------     -----------        -----         ------
Income (loss) before equity in income of
  management company and minority interest....        1,131           1,073             62            24            (59)
Equity in income (loss) of management company
  (iii).......................................           95             (66)            44             4             40
                                                     ------          ------     -----------        -----         ------
Income (loss) before minority interest........        1,226           1,007            106            28            (19)
Minority interest in (income) loss............          (36)            (30)            (3)           (1)             1
                                                     ------          ------     -----------        -----         ------
Net income....................................    $   1,190       $     977      $     103     $      27      $     (18)
                                                     ------          ------     -----------        -----         ------
                                                     ------          ------     -----------        -----         ------


                                                 ATRIUM 1
                                                -----------
Revenue:
  Base rents..................................   $     962
  Tenant reimbursements.......................          33
  Other.......................................          26
                                                     -----
    Total revenue.............................       1,021
                                                     -----
Operating Expenses:
  Interest (i)................................         577
  Depreciation and amortization (ii)..........         246
  Property expenses...........................         555
  General and administrative..................      --
                                                     -----
    Total operating expenses..................       1,378
                                                     -----
Income (loss) before equity in income of
  management company and minority interest....        (357)
Equity in income (loss) of management company
  (iii).......................................          23
                                                     -----
Income (loss) before minority interest........        (334)
Minority interest in (income) loss............          10
                                                     -----
Net income....................................   $    (324)
                                                     -----
                                                     -----

                                                              5 & 6 CHERRY
                                               SEPTEMBER          HILL
                                                 1997           EXECUTIVE       220 COMMERCE       PROVIDENT         PECO
                                               OFFERING          CAMPUS             DRIVE            PLACE       BUILDING (V)
                                            ---------------  ---------------  -----------------  -------------  ---------------

Revenue:
  Base rents..............................     $  --            $     114         $     525        $     567       $     762
  Tenant reimbursements...................        --               --                --                   79          --
  Other...................................        --               --                --                    6          --
                                                     ---            -----             -----            -----           -----
    Total revenue.........................        --                  114               525              652             762
                                                     ---            -----             -----            -----           -----
Operating Expenses:
  Interest (i)............................        --                  197               304              362             541
  Depreciation and amortization (ii)......        --                   84               130              154             231
  Property expenses.......................        --                  126               164              249          --
  General and administrative..............        --               --                --               --              --
                                                     ---            -----             -----            -----           -----
    Total operating expenses..............        --                  407               598              765             772
                                                     ---            -----             -----            -----           -----
Income (loss) before equity in income of
  management company and minority
  interest................................        --                 (293)              (73)            (113)            (10)
Equity in income (loss) of management
  company (iii)...........................        --               --                     9               13          --
Income (loss) before minority interest....        --                 (293)              (64)            (100)            (10)
Minority interest in (income) loss........            26                9                 2                3          --
                                                     ---            -----             -----            -----           -----
Net income................................     $      26        $    (284)        $     (62)       $     (97)      $     (10)
                                                     ---            -----             -----            -----           -----
                                                     ---            -----             -----            -----           -----


                                               TOTAL
                                               OTHER
                                            1997 EVENTS
                                            -----------
Revenue:
  Base rents..............................   $  20,264
  Tenant reimbursements...................       3,371
  Other...................................         227
                                            -----------
    Total revenue.........................      23,862
                                            -----------
Operating Expenses:
  Interest (i)............................       1,506
  Depreciation and amortization (ii)......       5,058
  Property expenses.......................       9,129
  General and administrative..............      --
                                            -----------
    Total operating expenses..............      15,693
                                            -----------
Income (loss) before equity in income of
  management company and minority
  interest................................       8,169
Equity in income (loss) of management
  company (iii)...........................         250
Income (loss) before minority interest....       8,419
Minority interest in (income) loss........        (109)
                                            -----------
Net income................................   $   8,310
                                            -----------
                                            -----------

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses for the Green Hill Properties exclude $333,000 from historical amounts. Such amount represents expected salary savings.


(v) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.

    (E) Reflects the pro forma statements of operations of Bala Pointe Office Centre, the Scarborough Properties and the GMH Properties for the nine months ended September 30, 1997 and for the year ended December 31, 1996. All amounts represent historical operations except for the pro forma adjustments noted:

     -  For the nine months ended September 30, 1997:

                                                                                                            TOTAL
                                                               BALA POINTE    SCARBOROUGH       GMH        RECENT
                                                              OFFICE CENTRE   PROPERTIES    PROPERTIES   ACQUISITIONS
                                                              -------------  -------------  -----------  ------------
Revenue:
  Base rents................................................    $   2,837      $   4,292     $  18,735    $  25,864
  Tenant reimbursements.....................................           27            425         1,449        1,901
  Other.....................................................           28             17           130          175
                                                                   ------         ------    -----------  -----------
    Total revenue...........................................        2,892          4,734        20,314       27,940
                                                                   ------         ------    -----------  -----------
Operating Expenses:
  Interest (i)..............................................        1,523          1,549        13,077       16,149
  Depreciation and amortization (ii)........................          650            890         5,580        7,120
  Property expenses.........................................        1,243          1,834         8,179       11,256
  General and administrative................................          --             --            --           --
                                                                   ------         ------    -----------  -----------
    Total operating expenses................................        3,416          4,273        26,836       34,525
                                                                   ------         ------    -----------  -----------
Income (loss) before equity in income of management company
  and minority interest.....................................         (524)           461        (6,522)      (6,585)
Equity in income (loss) of management company (iii).........           37             68           315          420
                                                                   ------         ------    -----------  -----------
Income (loss) before minority interest......................         (487)           529        (6,207)      (6,165)
Minority interest in (income) loss..........................           14           (155)          182           41
                                                                   ------         ------    -----------  -----------
Net income .................................................       $(473)      $     374     $  (6,025)   $  (6,124)
                                                                   ------         ------    -----------  -----------
                                                                   ------         ------    -----------  -----------

     -  For the year ended December 31, 1996:

                                                                                                            TOTAL
                                                               BALA POINTE    SCARBOROUGH       GMH        RECENT
                                                              OFFICE CENTRE   PROPERTIES    PROPERTIES   ACQUISITIONS
                                                              -------------  -------------  -----------  ------------
Revenue:
  Base rents................................................    $   3,572      $   4,971     $  22,906    $  31,449
  Tenant reimbursements.....................................           21            239         2,175        2,435
  Other.....................................................           35            --             56           91
                                                                   ------         ------    -----------  -----------
    Total revenue...........................................        3,628          5,210        25,137       33,975
                                                                   ------         ------    -----------  -----------
Operating Expenses:
  Interest (i)..............................................        2,036          2,071        17,484       21,591
  Depreciation and amortization (ii)........................          869          1,190         7,460        9,519
  Property expenses.........................................        1,559          2,424        10,964       14,947
  General and administrative................................          --             --            --           --
                                                                   ------         ------    -----------  -----------
    Total operating expenses................................        4,464          5,685        35,908       46,057
                                                                   ------         ------    -----------  -----------
Income (loss) before equity in income of
  management company and minority interest..................         (836)          (475)      (10,771)     (12,082)
Equity in income (loss) of management company (iii).........           64            119           550          733
                                                                   ------         ------    -----------  -----------
Income (loss) before minority interest......................         (772)          (356)      (10,221)     (11,349)
Minority interest in (income) loss..........................           23            (43)          300          280
                                                                   ------         ------    -----------  -----------
Net income..................................................        $(749)     $    (399)    $  (9,921)   $ (11,069)
                                                                   ------         ------    -----------  -----------
                                                                   ------         ------    -----------  -----------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company(1)s revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of Bala Pointe Office Centre, described in Note 1, for the year ended December 15, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of Bala Pointe Office Centre's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Bala Pointe Office Centre for the year ended December 15, 1996, in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  December 3, 1997

                           BALA POINTE OFFICE CENTRE

              STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)


                                                                                        FOR THE     FOR THE NINE
                                                                                       YEAR ENDED   MONTHS ENDED
                                                                                      DECEMBER 15,  SEPTEMBER 15,
                                                                                          1996          1997
                                                                                      ------------  -------------
                                                                                                     (UNAUDITED)
REVENUE:
  Minimum rent (Note 2).............................................................   $3,572,000    $ 2,837,000
  Tenant reimbursements.............................................................       21,000         27,000
  Other.............................................................................       35,000         28,000
                                                                                      ------------  -------------
    Total revenue...................................................................    3,628,000      2,892,000
                                                                                      ------------  -------------
CERTAIN EXPENSES:
  Maintenance and other operating expenses..........................................      753,000        586,000
  Utilities.........................................................................      567,000        468,000
  Real estate taxes.................................................................      239,000        189,000
                                                                                      ------------  -------------
    Total certain expenses..........................................................    1,559,000      1,243,000
                                                                                      ------------  -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES...............................................   $2,069,000    $ 1,649,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                           BALA POINTE OFFICE CENTRE

              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 15, 1996

1. BASIS OF PRESENTATION:

The statements of revenue and certain expenses reflect the operations of Bala Pointe Office Centre ("Bala Pointe Office Centre") located in Bala Cynwyd, Pennsylvania. Bala Pointe Office Centre is expected to be acquired by Brandywine Realty Trust (the "Company") from WestMark Realty Advisors ("WestMark") in December 1997 for a net purchase price of approximately $26.8 million. Bala Pointe Office Centre has an aggregate net rentable area of approximately 173,000 square feet which was 90% leased as of December 15, 1996. These statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of Bala Pointe Office Centre are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of Bala Pointe Office Centre.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the nine months ended September 15, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the revenue and certain expenses of Bala Pointe Office Centre for the nine months ended September 15, 1997 have been included. The results of the interim period are not necessarily indicative of the results for the full year.

2. OPERATING LEASES:

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the year ended December 15, 1996 and the nine months ended September 15, 1997 were $63,000 and $14,000, (unaudited), respectively.

The following tenants had minimum rental payments greater than 10% of the total minimum rent in 1996:

American Business Financial..............................  $ 421,000
Synergic Resources Corporation...........................  $ 386,000

    The Bala Pointe Office Centre is leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 15, 1996, are as follows:

1997..................................... $ 3,471,000
1998.....................................   2,890,000
1999.....................................   2,064,000
2000.....................................   2,045,000
2001.....................................   1,547,000
Thereafter................................    710,000
                                          -----------
                                          $12,727,000
                                          -----------
                                          -----------

    Certain leases also include provisions requiring tenants to reimburse Bala Pointe Office Centre for management costs and other operating expenses up to stipulated amounts.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of Scarborough Properties, described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of Scarborough Properties revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Scarborough Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  November 14, 1997

                             SCARBOROUGH PROPERTIES

          COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)


                                                                                        FOR THE     FOR THE NINE
                                                                                       YEAR ENDED   MONTHS ENDED
                                                                                      DECEMBER 31,  SEPTEMBER 30,
                                                                                          1996          1997
                                                                                      ------------  -------------
                                                                                                     (UNAUDITED)
REVENUE:
 Base rents (Note 2)................................................................   $4,971,000    $ 4,292,000
 Tenant reimbursements..............................................................      239,000        425,000
 Other..............................................................................       --             17,000
                                                                                      ------------  -------------
  Total revenue.....................................................................    5,210,000      4,734,000
                                                                                      ------------  -------------
CERTAIN EXPENSES:
 Maintenance and other operating expenses...........................................    1,294,000      1,084,000
 Utilities..........................................................................      487,000        385,000
 Real estate taxes..................................................................      643,000        365,000
                                                                                      ------------  -------------
  Total certain expenses............................................................    2,424,000      1,834,000
                                                                                      ------------  -------------
REVENUE IN EXCESS OF CERTAIN
 EXPENSES...........................................................................   $2,786,000    $ 2,900,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                             SCARBOROUGH PROPERTIES

          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1996

2. BASIS OF PRESENTATION:

Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, signed a letter of intent to acquire The Scarborough Properties ("Scarborough Properties"), a portfolio of thirteen office buildings located in Gibbsboro, New Jersey. The Scarborough Properties have an aggregate net rentable area of approximately 565,000 square feet which were 83% leased as of December 31, 1996. The expected net purchase price for Scarborough Properties is $37.1 million.

The combined statements of revenue and certain expenses reflect the operations of Scarborough Properties. These combined statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of Scarborough Properties are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of Scarborough Properties.

The combined statement of revenue and certain expenses for the nine months ended September 30, 1997 is unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the revenue and certain expenses of Scarborough Properties for the nine months ended September 30, 1997 have been included. The combined revenue and certain expenses for such interim period is not necessarily indicative of the results for the full year.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents for the year ended December 31, 1996 and for the nine months ended September 30, 1997 include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decreases resulting from the straight-line adjustments for the year ended December 31, 1996 and the nine months ended September 30, 1997 were $1,000 and $9,000 (unaudited), respectively.

Individual tenant minimum rental payments greater than 10% of the total base rents in 1996 were as follows:


    Lockheed Martin...............................................................  $ 675,000
    Micro Warehouse, Inc..........................................................  $ 574,000

The Scarborough Properties are leased to tenants under operating leases with expiration dates extending to the year 2006. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

    1997.............................    $4,992,000
    1998.............................     3,896,000
    1999.............................     2,974,000
    2000.............................     2,539,000
    2001.............................       926,000
    Thereafter.......................     3,170,000
                                       ------------
                                        $18,497,000
                                       ------------
                                       ------------

Certain leases also include provisions requiring tenants to reimburse Scarborough Properties for management costs and other operating expenses up to stipulated amounts.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of GMH Properties, described in Note 1, for the twelve month period ended September 30, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of GMH Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of GMH Properties for the twelve month period ended September 30, 1997, in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  December 13, 1997

                                 GMH PROPERTIES

          COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                                                                                                 FOR THE TWELVE
                                                                                               MONTH PERIOD ENDED
                                                                                                  SEPTEMBER 30,
                                                                                                      1997
                                                                                               -------------------
REVENUE:
 Minimum rent (Note 2).......................................................................    $    24,596,000
 Tenant reimbursements.......................................................................          1,974,000
 Other.......................................................................................            156,000
                                                                                               -------------------
  Total revenue..............................................................................         26,726,000
                                                                                               -------------------
CERTAIN EXPENSES:
 Maintenance and other operating expenses....................................................          5,785,000
 Utilities...................................................................................          2,756,000
 Real estate taxes...........................................................................          2,453,000
                                                                                               -------------------
  Total certain expenses.....................................................................         10,994,000
                                                                                               -------------------
REVENUE IN EXCESS OF CERTAIN EXPENSES........................................................    $    15,732,000
                                                                                               -------------------
                                                                                               -------------------

    The accompanying notes are an integral part of this financial statement.

                                 GMH PROPERTIES

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

              FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1997


3. BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the operations of GMH Properties, ("GMH Properties") a portfolio of twenty-two office buildings and parcel of land under construction owned by GMH Associates ("GMH Associates") as described below:

                                                                                                         Square
Property                                             Location                                            Footage
------------------------------                     ------------------------------------------          ----------
Newt Associates #105                                Newtown, Pennsylvania                                  85,000
Newt Associates #140                                Newtown, Pennsylvania                                  44,000
Devon West Associates                               Devon, Pennsylvania                                    61,000
Freedom Business Center #610                        King of Prussia, Pennsylvania                          63,000
Freedom Business Center #620                        King of Prussia, Pennsylvania                          87,000
Freedom Business Center #630                        King of Prussia, Pennsylvania                          86,000
Freedom Business Center #640                        King of Prussia, Pennsylvania                         132,000
Atlantic Federal Office Building                    Towson, Maryland                                      120,000
King's Mill Office Building                         Mason, Ohio                                           156,000
Linden Park Limited Partnership                     Wilmington, Delaware                                  105,000
The Berkshire Group #1105                           Wyomissing, Pennsylvania                               69,000
The Berkshire Group #1150                           Wyomissing, Pennsylvania                               27,000
Park 80 -- One                                      Saddlebrook, New Jersey                               214,000
Park 80 -- Two                                      Saddlebrook, New Jersey                               255,000
Cambridge Building                                  Newark, Delaware                                       24,000
Bellevue Building                                   Newark, Delaware                                       31,000
Commonwealth Building                               Newark, Delaware                                       29,000
Oxford Building                                     Newark, Delaware                                       33,000
Chopin Building                                     Newark, Delaware                                       40,000
Stockton Building                                   Newark, Delaware                                       23,000
Trend Associates                                    West Norriton, Pennsylvania                            21,000
520 Virginia Drive                                  Fort Washington, Pennsylvania                          48,000

In addition, GMH Associates owns a parcel of land located in Frederick, Maryland upon which a single tenant office building is currently under construction. GMH Associates acquired the land in the beginning of 1997 and construction is expected to be completed by early 1998.

GMH Properties are expected to be acquired by Brandywine Realty Trust (the "Company") from GMH Associates in January 1998 for a net purchase price of approximately $231.5 million. GMH Properties were 92% leased as of September 30, 1997. The combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of GMH Properties are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of GMH Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decrease resulting from the straight-line adjustment for the twelve month period ended September 30, 1997 was $128,000.

No tenants have minimum rental payments greater than 10% of total minimum rent for the twelve month period ended September 30, 1997.

GMH Properties are leased to tenants under operating leases with expiration dates extending to the year 2007. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of September 30, 1997, are as follows:

    1998...............................  $24,116,000
    1999...............................   21,244,000
    2000...............................   18,208,000
    2001...............................   15,330,000
    2002...............................    8,578,000
    Thereafter.........................    9,635,000
                                         -----------
                                         $97,111,000
                                         -----------
                                         -----------


Certain leases also include provisions requiring tenants to reimburse GMH Properties for management costs and other operating expenses up to stipulated amounts.

3. COMMITMENTS:

The Park 80 Two property is obligated under a ground lease agreement extending to the year 2009 on the building and surrounding area. Annual ground lease payments under this lease are $50,000. Payments under the lease will be adjusted annually commencing July 1, 1997 and expiring on June 30, 2009 based on increases in the consumer price index.

4. RELATED PARTY TRANSACTIONS:

GMH Properties pays management fees to GMH Management, Inc. ("GMH Management"), an affiliate of GMH Associates, for accounting services and administration of day-to-day operations. Management fees are based on a range of 3% to 5% of gross revenue, however, six of the properties pay a management fee based on the greater of 4% of gross revenue or $4,000 per month. Management fees paid by GMH Properties to GMH Management were $985,000 for the twelve month period ended September 30, 1997.